Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENT

MARCH 31, 2015

KITE REALTY GROUP TRUST

INVESTOR RELATIONS :

Margaret Kofkoff, Manager, Investor Relations

QUARTERLY FINANCIAL SUPPLEMENT – MARCH 31, 2015

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Adjusted Funds from Operations for the Three Months Ended March 31
10	Other Financial Information
11	Market Capitalization
11	Ratio of Debt to Total Undepreciated Assets as of March 31
11	Ratio of Company Share of Net Debt to EBITDA as of March 31
12	Same Property Net Operating Income for the Three Months Ended March 31
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary
15	Summary of Outstanding Debt as of March 31
16	Maturity Schedule of Outstanding Debt as of March 31
18	Top 10 Retail Tenants by Gross Leasable Area
19	Top 25 Tenants by Annualized Base Rent
20	Retail Leasing Summary
21	Lease Expirations – Operating Portfolio
22	Lease Expirations – Retail Anchor Tenants
23	Lease Expirations – Retail Shops
24	Lease Expirations – Office Tenants
25	Summary Retail Portfolio Statistics Including Joint Venture Properties
26	Summary Office Portfolio Statistics
27	Development Projects
28	Redevelopment Projects
29	2015 Property Dispositions
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Portfolio Summary Report
36	Operating Office Properties
37	2015 Earnings Guidance

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of March 31, 2015, we owned interests in 117 properties totaling approximately 23.3 million square feet and an additional 0.6 million square feet in three development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2015

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	112	22,565,432	15,463,431
Operating Office Properties	2	396,995	396,995
Redevelopment Properties
- Under Construction	1	164,665	162,693
- Pending Construction	2	212,163	204,463
Subtotal Redevelopment Properties	3	376,828	367,156
Total Operating and Redevelopment Properties	117	23,339,255	16,227,582
Development Projects:
- Under Construction	3	640,717	538,352
Subtotal Development Properties	3	640,717	538,352
Total All Properties	120	23,979,972	16,765,934
	Retail	Office	Total[1]
Operating Properties – Leased Percentage[1]	94.9%	91.3%	94.8%

States			22

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Margaret Kofkoff, CFA	Robert W. Baird & Co.	KeyBanc Capital Markets
Manager, Investor Relations	Mr. RJ Milligan	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(813) 273-8252	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 713-7644	Bank of America/Merrill Lynch
mkofkoff@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Raymond James
	(646) 855-1363/(646) 855-3640	Mr. Paul Puryear/ Mr. Collin Mings
Transfer Agent:	jeff.spector@baml.com	(727) 567-2253/ (727) 567-2585
	craig.schmidt@baml.com	paul.puryear@raymondjames.com
Broadridge Financial Solutions		collin.mings@raymondjames.com
Ms. Kristen Tartaglione	BMO Capital Markets
2 Journal Square, 7th Floor	Mr. Paul E. Adornato	Sandler O’Neill
Jersey City, NJ 07306	(212) 885-4170	Mr. Alexander Goldfarb/Mr. Ryan Peterson
(201) 714-8094	paul.adornato@bmo.com	(212) 466-7937/(212) 466-7927
agoldfarb@sandleroneill.com
Stock Specialist:	Capital One Securities, Inc.	rpeterson@sandleroneill.com
Mr. Christopher Lucas/Mr. Vineet Khanna
Barclays Capital	(571) 633-8151/(571) 835-7013	Stifel, Nicolaus & Company, Inc.
45 Broadway	christopher.lucas@capitalone.com	Mr. Nathan Isbee/Ms. Jennifer Hummert
20th Floor	vineet.khanna@capitalone.com	(443) 224-1346 /(443) 224-1288
New York, NY 10006		nisbee@stifel.com
(646) 333-7000	Citigroup Global Markets	hummertj@stifel.com
Mr. Michael Bilerman/Ms. Christy McElroy
	(212) 816-1383/(212) 816-6981	Wells Fargo Securities, LLC
	michael.bilerman@citigroup.com	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	christy.mcelroy@citigroup.com	(617) 603-4262/(443) 263-6568
jeff.donnelly@wellsfargo.com
	Cowan Group Inc.	tamara.fique@wellsfargo.com
Mr. Michael Gorman
(646) 562-1320
michael.gorman@cowan.com

Hilliard Lyons
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

IMPORTANT NOTES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 to be filed on or about May 7, 2015, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2014, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for acquisition costs and the write-off of deferred financing costs in the first quarter of 2015 and the first quarter of 2014. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income
Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

CORPORATE STRUCTURE CHART – MARCH 31, 2015

Kite Realty Group Trust
(the Company)
“General Partner”
98.1%
Limited Partners
Operating Partnership
Unit Holders
1.9%
Kite Realty Group, L. P.
(the “Operating Partnership”)
100%
KRG Management, LLC
100%
KRG Development, LLC
(d/b/a Kite Development)
100%
KRG Construction, LLC
Property Entities
100%
Kite Realty Holdings, LLC
(Taxable REIT Subsidiary)
100%
Kite Realty Advisors, LLC
100%
Kite Realty Construction, LLC
100%
Kite Realty Development, LLC

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2015	December 31, 2014
Assets:
Investment properties, at cost	$3,753,405,895	$3,732,747,979
Less: accumulated depreciation	(347,763,694)	(315,092,881)
	3,405,642,201	3,417,655,098

Cash and cash equivalents[1]	126,743,610	43,825,526
Tenant and other receivables, including accrued straight-line rent of $19,871,143 and $18,629,987, respectively, net of allowance for uncollectible accounts	42,420,970	48,096,669
Restricted cash and escrow deposits	17,598,342	16,170,973
Deferred costs and intangibles, net	154,075,705	159,977,680
Prepaid and other assets	11,843,056	8,847,088
Assets held for sale	—	179,642,501
Total Assets	$3,758,323,884	$3,874,215,535
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness[2]	$1,569,420,326	$1,554,263,020
Accounts payable and accrued expenses	82,956,921	75,149,213
Deferred revenue and other liabilities	134,211,750	136,409,308
Liabilities held for sale	—	81,164,271
Total Liabilities	1,786,588,997	1,846,985,812
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	91,146,685	125,082,085
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	102,500,000	102,500,000
Common Shares, $.01 par value, 450,000,000 shares authorized, 83,579,854 and 83,490,663 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	835,799	834,907
Additional paid in capital	2,043,740,457	2,044,424,643
Accumulated other comprehensive loss	(4,339,357)	(1,174,755)
Accumulated deficit	(265,511,996)	(247,801,217)
Total Kite Realty Group Trust Shareholders’ Equity	1,877,224,903	1,898,783,578
Noncontrolling Interests	3,363,299	3,364,060
Total Equity	1,880,588,202	1,902,147,638
Total Liabilities and Equity	$3,758,323,884	$3,874,215,535

____________________
1	Includes $94.7 million at March 31, 2015 of funds set aside by the Company to affect a tax deferred purchase of real estate.
2	Includes debt premium of $26.8 million at March 31, 2015.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,
	2015	2014
Revenue:
Minimum rent	$65,479,387	$31,260,036
Tenant reimbursements	18,615,086	9,162,860
Other property related revenue	2,734,139	2,237,015
Total revenue	86,828,612	42,659,911
Expenses:
Property operating	12,724,292	7,315,255
Real estate taxes	10,021,249	5,113,023
General, administrative, and other	5,005,846	3,106,102
Merger and acquisition costs	159,497	4,480,389
Depreciation and amortization	40,435,238	17,439,606
Total expenses	68,346,122	37,454,375
Operating income	18,482,490	5,205,536
Interest expense	(13,932,987)	(7,382,845)
Income tax (expense) benefit of taxable REIT subsidiary	(55,101)	53,146
Other income (expense), net	4,514	(92,944)
Income/(loss) from continuing operations	4,498,916	(2,217,107)
Discontinued operations:
Gain on sale of operating property	—	3,198,772
Income from discontinued operations	—	3,198,772
Income before gain on sale of operating properties	4,498,916	981,665
Gain on sales of operating properties	3,362,944	3,489,338
Net income	7,861,860	4,471,003
Less: Net income attributable to noncontrolling interest	(683,066)	(138,912)
Less: Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income attributable to Kite Realty Group Trust common shareholders	$5,064,731	$2,218,028
Income (loss) per common share - basic and diluted:
Continuing operations	$0.06	$(0.03)
Discontinued operations	—	0.10
	$0.06	$0.07

Weighted average common shares outstanding - basic	83,532,092	32,755,898
Weighted average common shares outstanding - diluted	83,625,352	32,755,898
Common Dividends declared per common share	$0.2725	$0.2600

Amounts attributable to Kite Realty Group Trust common shareholders:
Income (loss) from continuing operations	$5,064,731	$(826,614)
Income from discontinued operations	—	3,044,642
Net Income	$5,064,731	$2,218,028

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS[1]

	Three Months Ended March 31,
	2015	2014
Funds From Operations
Consolidated net income	$7,861,860	$4,471,003
Less: dividends on preferred shares	(2,114,063)	(2,114,063)
Less: net income attributable to noncontrolling interests in properties	(586,952)	(26,633)
Less: gains on sales of operating properties	(3,362,944)	(6,688,110)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	40,292,904	17,342,631
Funds From Operations of the Operating Partnership	42,090,805	12,984,828
Less Limited Partners' interests in Funds From Operations	(806,598)	(624,852)
Funds From Operations allocable to the Company[1]	$41,284,207	$12,359,976
FFO per share of the Operating Partnership - basic	$0.49	$0.38
FFO per share of the Operating Partnership - diluted	$0.49	$0.38

Funds From Operations of the Operating Partnership	$42,090,805	$12,984,828
Add: Merger and acquisition costs	159,497	4,480,389
Funds From Operations of the Kite Portfolio, as adjusted	$42,250,302	$17,465,217
FFO per share of the Operating Partnership, as adjusted - basic	$0.50	$0.51
FFO per share of the Operating Partnership, as adjusted - diluted	$0.50	$0.51

Weighted average Common Shares outstanding - basic	83,532,092	32,755,898
Weighted average Common Shares outstanding - diluted	83,625,352	32,806,581
Weighted average Common Shares and Units outstanding - basic	85,172,613	34,416,602
Weighted average Common Shares and Units outstanding - diluted	85,265,873	34,467,286

Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Kite Portfolio, as adjusted	$42,250,302	$17,465,217
Add:
Depreciation of non-real estate assets	142,334	81,508
Amortization of deferred financing costs	900,229	521,464
Non-cash compensation expense	806,328	312,131
Less:
Straight-line rent and above/below market rent	2,075,345	2,051,534
Amortization of debt premium	1,600,949	2,021
Other non-cash adjustments	486,000	—
Maintenance capital expenditures	856,313	409,119
Revenue enhancing T/I – retail	767,683	2,019,707
Revenue enhancing T/I – office	113,241	191,001
External leasing commissions	367,388	237,163
Total AFFO available to shareholders[2]	$37,832,274	$13,469,775
Total AFFO per share[2]	$0.44	$0.39

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes merger and acquisition costs.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OTHER FINANCIAL INFORMATION

	Three Months Ended March 31,
	2015	2014
Other Financial Information:
Capital expenditures:[1]
Tenant improvements - Retail	$767,683	$2,019,707
Tenant improvements - Office	113,241	191,001
Leasing commissions - Retail	367,388	207,725
Leasing commissions - Office	—	29,438
Maintenance capital expenditures[2]	856,313	409,119
Scheduled debt principal payments	1,641,474	1,543,413
Straight line rent	1,278,459	1,045,175
Market rent amortization income from acquired leases	796,886	1,006,359
Amortization of debt premium	1,600,949	2,021
Amortization of deferred financing costs	900,229	521,464
Non-cash compensation expense	806,328	312,131
Capitalized interest cost	1,205,094	1,395,334
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	111,543,172	31,701,855
Acreage of undeveloped, vacant land in the operating portfolio[3]	36.3

	March 31, 2015	December 31, 2014
Investment properties, at cost:
Land[3]	$780,629,770	$778,780,359
Buildings and improvements	2,808,774,378	2,785,779,690
Furniture, equipment and other	6,431,176	6,398,274
Land held for development	35,906,844	35,906,844
Construction in progress	121,663,727	125,882,812
Total	$3,753,405,895	$3,732,747,979

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $11.8 million at March 31, 2015.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

MARKET CAPITALIZATION AS OF MARCH 31, 2015

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	98.1%	83,579,854
Operating Partnership ("OP") Units Outstanding	1.9%	1,641,443
Combined Common Shares and OP Units	100.0%	85,221,297
Market Price of Common Shares		$28.17
Series A Preferred Shares ($25.91/share)		106,231,000
Total Equity Capitalization		2,506,914,936	64%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,569,420,326
Less: Debt Premium		(26,766,641)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(14,152,526)
Company Share of Outstanding Debt		1,528,501,159
Less: Cash and Cash Equivalents		(126,743,610)
Total Net Debt Capitalization		1,401,757,549	36%
Total Enterprise Value		$3,908,672,485	100%
RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF MARCH 31, 2015
Consolidated Undepreciated Real Estate Assets		$3,753,405,895
Company Share of Unconsolidated Real Estate Assets[2]		2,500,000
Escrow and Other Deposits		17,598,342
		3,773,377,037
Total Consolidated Debt		1,569,420,326
Less: Debt Premium		(26,766,641)
Less: Cash and Cash Equivalents		(126,743,610)
		$1,415,910,075
Ratio of Debt to Total Undepreciated Real Estate Assets		37.5%
RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF MARCH 31, 2015
Company Share of Consolidated Debt		$1,528,501,159
Less: Cash and Cash Equivalents		(126,743,610)
		1,401,757,549
Q1 2015 EBITDA, Annualized:
- Consolidated (excluding merger and acquisition costs)	$236,308,900
- EBITDA from properties sold in current quarter	(8,682,044)
- Unconsolidated EBITDA	131,250
- Minority Interest EBITDA[1]	(2,358,645)	225,399,461
		6.2x

____________________
1	See Joint Venture Summary page for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31,
	2015	2014	% Change
Number of properties at period end[1]	64	64

Leased percentage at period end	95.1%	95.3%
Economic Occupancy percentage at period end [2]	92.9%	91.5%

Minimum rent	$29,021,553	$27,966,426
Tenant recoveries	8,848,126	8,681,946
Other income	853,908	999,686
	38,723,587	37,648,058

Property operating expenses	(7,635,289)	(7,870,742)
Real estate taxes	(5,122,479)	(4,916,450)
	(12,757,768)	(12,787,192)
Net operating income - same properties (64 properties)[3]	$25,965,819	$24,860,866	4.4%

Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$25,965,819	$24,860,866
Net operating income - non-same activity	38,117,252	5,370,767
Other expense, net	(50,587)	(39,798)
General, administrative and other	(5,005,846)	(3,106,102)
Merger and acquisition costs	(159,497)	(4,480,389)
Depreciation expense	(40,435,238)	(17,439,606)
Interest expense	(13,932,987)	(7,382,845)
Discontinued operations	—	3,198,772
Gains on sales of operating properties	3,362,944	3,489,338
Net income attributable to noncontrolling interests	(683,066)	(138,912)
Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income attributable to common shareholders	$5,064,731	$2,218,028

____________________
1	Same property NOI analysis excludes operating properties in redevelopment.
2	Excludes leases that are signed but for which tenants have not commenced payment of cash rent.
3
Same property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and related recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenue:
Minimum rent[5]	$65,479,387	$67,939,287	$69,033,444	$31,221,687	$31,260,036
Tenant reimbursements	18,615,086	17,690,203	17,605,172	8,315,228	9,162,860
Other property related revenue[1]	1,910,311	844,172	1,296,138	833,009	1,305,164
Overage rent	357,384	422,017	124,988	70,790	458,038
Parking revenue, net[2]	60,586	137,009	126,642	219,936	26,130
	86,422,754	87,032,688	88,186,384	40,660,650	42,212,228
Expenses:
Property operating - Recoverable[3]	10,891,590	10,641,322	9,888,434	5,536,914	6,399,906
Property operating - Non-Recoverable[3]	1,589,846	1,765,686	1,747,943	1,149,413	683,261
Real estate taxes	9,858,247	9,723,354	10,455,326	4,325,181	4,897,428
	22,339,683	22,130,362	22,091,703	11,011,508	11,980,595
Net Operating Income - Properties	64,083,071	64,902,326	66,094,681	29,649,142	30,231,633
Other Income (Expense):
General, administrative, and other	(5,005,846)	(3,684,306)	(3,938,758)	(2,313,357)	(3,106,102)
Merger and acquisition costs	(159,497)	(659,382)	(19,088,590)	(3,280,099)	(4,480,389)
	(5,165,343)	(4,343,688)	(23,027,348)	(5,593,456)	(7,586,491)
Earnings Before Interest, Taxes, Depreciation and Amortization	58,917,728	60,558,638	43,067,333	24,055,686	22,645,142
Depreciation and amortization	(40,435,238)	(39,438,396)	(44,382,793)	(19,737,108)	(17,439,606)
Interest expense	(13,932,987)	(15,221,779)	(15,386,192)	(7,521,991)	(7,382,845)
Income tax (expense) benefit of taxable REIT subsidiary	(55,101)	12,563	(14,144)	(75,614)	53,146
Other income (expense), net	4,514	(124,834)	(13,070)	83,323	(92,944)
Income (Loss) From Continuing Operations	4,498,916	5,786,192	(16,728,866)	(3,195,704)	(2,217,107)

Discontinued operations:
Gain on sale of operating property	—	—	—	—	3,198,772
Income from discontinued operations	—	—	—	—	3,198,772
Income (loss) before gains on sales of operating properties	4,498,916	5,786,192	(16,728,866)	(3,195,704)	981,665
Gains on sales of operating properties	3,362,944	2,242,450	2,749,403	—	3,489,338
Net income (loss)	7,861,860	8,028,642	(13,979,463)	(3,195,704)	4,471,003
Less: Net (income) loss attributable to noncontrolling interests	(683,066)	(801,280)	(304,456)	219,502	(138,912)
Less: Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net income (loss) attributable to Kite Realty Group Trust	$5,064,731	$5,113,299	$(16,397,982)	$(5,090,265)	$2,218,028
NOI/Revenue	74.2%	74.6%	74.9%	72.9%	71.6%
Recovery Ratios[4]
- Retail Only	91.3%	89.6%	89.0%	89.5%	85.7%
- Consolidated	89.7%	86.9%	86.5%	84.3%	81.1%

____________________
1
Other property related revenue for the three months ended March 31, 2015 includes pre-tax gains of $0.2 million from the sale of residential units at Eddy Street Commons and $1.4 million of lease termination income.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $1.2 million) allocable to the property operations in the three months ended March 31, 2015, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.4 million in ground lease related revenue for the first quarter of 2015.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

CONSOLIDATED JOINT VENTURE SUMMARY

 As of March 31, 2015

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic %[1]
Cornelius Gateway	Portland, OR	21,326	80%	80%
Beacon Hill	Crown Point, IN	57,191	50%	94%
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Bayport Commons	Tampa, FL	97,193	60%	100%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killington, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic %
Joint Venture Entity	3/31/2015 Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Cornelius Gateway	$—	20%	$—	$—
Beacon Hill	6,660,750	6%	399,645	—
Delray Marketplace	56,289,923	2%	1,125,799	—
Fishers Station[2]	3,255,684	12%	390,682	—
Bayport Commons	12,491,323	—	—	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000,000	10%	3,300,000	11,550,327
Territory Portfolio[3]	148,940,000	6%	8,936,400	33,032,321
Total	$260,637,680		$14,152,526	$44,582,648
Income Statement			EBITDA
Joint Venture Entity
			Total Quarterly Minority Interest[4]	Annualized Minority Interest
Cornelius Gateway			$(761)	$(3,044)	—
Beacon Hill			—	—	KRG has a 10% cumulative preferred return
Delray Marketplace			—	—	KRG has a 8% cumulative preferred return
Fishers Station[2]			29,001	116,004	Partner receives a fixed annual payment
Bayport Commons			—	—	KRG has a cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			84,088	336,350	Partner receives a fixed annual preferred payment of 3.5% on $9.6 million
Territory Portfolio[3]			300,000	1,200,000	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$412,328	$1,649,310

____________________
1	Economic ownership % represents partner share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes the six operating properties located in Las Vegas.
4	In addition, there was $175,000 of income attributable to our partner in City Center at White Plains prior to the acquisition of our partner's interest.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2015

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate[1]	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$771,136,228	50%	5.05%	5.5
Variable Rate Debt (Hedged)	373,275,141	24%	3.37%	3.6
Total Fixed Rate Debt	1,144,411,369	74%	4.50%	4.9
Variable Rate Debt:
Construction Loans	129,324,757	9%	2.12%	1.6
Other Variable	205,592,700	13%	2.44%	4.6
Corporate Unsecured	436,600,000	28%	1.55%	4.5
Variable Rate Debt (Hedged)	(373,275,141)	(24)%	(1.88)%	(3.6)
Total Variable Rate Debt	398,242,316	26%	1.88%	4.5
Net Premiums on Acquired Debt	26,766,641	N/A	N/A	N/A
Total	$1,569,420,326	100%	3.83%	4.8

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt[2]
2015	$4,680,912	$74,045,106	$—	$—	$78,726,018
2016	5,707,691	128,265,402	—	129,324,757	263,297,850
2017	4,997,785	50,026,246	—	—	55,024,031
2018	5,075,428	68,693,599	—	—	73,769,027
2019	4,931,648	—	206,600,000	—	211,531,648
2020	4,857,900	26,619,580	230,000,000	—	261,477,480
2021	3,668,852	182,202,853	—	—	185,871,705
2022	1,052,501	240,877,732	—	—	241,930,233
2023 and beyond	7,235,707	163,789,986	—	—	171,025,693
Net Premiums on Acquired Debt	26,766,641	—	—	—	26,766,641
Total	$68,975,065	$934,520,504	$436,600,000	$129,324,757	$1,569,420,326

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.
2
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2015

Property	Lender(s)	Loan Type	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of Mar. 31, 2015	% of Total Outstanding	Monthly Debt Service as of Mar. 31, 2015

Landstown Commons	Bank of America, NA	Other Variable	LIBOR + 175	9/25/2015		$50,140,000		$75,053
Draper Peaks A	Transamerica Financial Life	Fixed Rate	5.42%	10/1/2015		13,990,759		63,192
Draper Peaks B	Transamerica Financial Life	Fixed Rate	6.19%	10/1/2015		9,914,346		51,142
2015 Debt Maturities						74,045,105	4.8%

Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/2016		16,550,180		106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/2016		23,868,842		150,048
Mullins Crossing	CMBS	Fixed Rate	5.50%	9/6/2016		20,804,069		133,430
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/2016		16,813,800		108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/2016		10,088,280		65,294
Traders Point	CMBS	Fixed Rate	5.86%	10/11/2016		43,347,000		283,478
Parkside Town Commons[2]	Huntington Bank (Admin Agent)	Construction Variable	LIBOR + 210	11/21/2016	87,225,000	73,034,835		146,259
Delray Marketplace[3]	Bank of America/US Bank	Construction Variable	LIBOR + 175	11/18/2016	56,832,513	56,289,922		82,695
2016 Debt Maturities						260,796,928	16.9%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/2017		10,673,699		65,135
Pleasant Hill Commons	John Hancock Life Ins	Fixed Rate	6.00%	6/1/2017		6,800,000		34,000
Crossing at Killingly Commons[3,4]	Huntington Bank	Other Variable	LIBOR + 275	11/1/2017		33,000,000		74,960
2017 Debt Maturities						50,473,699	3.3%

Colonial Square & Village Walk	CMBS	Fixed Rate	5.50%	1/1/2018		25,000,000		106,944
Beacon Hill[7]	Fifth Third Bank	Other Variable	LIBOR + 195	4/1/2018		6,660,750		26,318
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/2018		6,128,918		77,436
Perimeter Woods S.C.	Jackson National Life Insurance	Fixed Rate	6.02%	9/1/2018		33,330,000		167,206
2018 Debt Maturities						71,119,668	4.6%

Unsecured Credit Facility[5,6]	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 140	7/1/2019		206,600,000		N/A
2019 Debt Maturities						206,600,000	13.4%

Unsecured Term Loan[6,7]	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 135	1/1/2020		230,000,000		N/A
Fishers Station[3]	Old National Bank	Other Variable	LIBOR + 225	1/4/2020		7,384,400		16,753
Lake City Commons /12th Street Plaza/University Town Center II	CMBS	Fixed Rate	5.70%	9/1/2020		20,700,000		91,770
Thirty South Meridian	Associated Bank	Other Variable	LIBOR + 205	12/31/2020		18,407,550		64,994
2020 Debt Maturities						276,491,950	17.9%

Waxahachie Crossing	CMBS	Fixed Rate	5.55%	3/1/2021		7,750,000		33,454
International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/2021		19,925,879		122,817
Lima Marketplace	CMBS	Fixed Rate	5.80%	4/1/2021		8,383,000		37,817
Bell Oaks Centre	CMBS	Fixed Rate	5.59%	4/1/2021		6,547,500		28,442
Northcrest Shopping Center	CMBS	Fixed Rate	5.48%	5/1/2021		15,780,000		67,197
University Town Center	CMBS	Fixed Rate	5.48%	6/1/2021		18,690,000		79,588
Village at Bay Park	CMBS	Fixed Rate	5.58%	6/1/2021		9,183,298		39,856
Silver Springs Pointe	CMBS	Fixed Rate	5.03%	7/1/2021		8,800,000		34,441
Lake Mary Plaza	CMBS	Fixed Rate	5.10%	7/1/2021		5,080,000		20,151
Bayport Commons	CMBS	Fixed Rate	5.44%	9/1/2021		12,491,323		74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/2021		24,268,856		143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/2021		41,304,641		244,843
2021 Debt Maturities						178,204,497	11.6%

See footnotes on next page

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2015 (CONTINUED)

Property	Lender(s)	Loan Type	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of Mar. 31, 2015	% of Total Outstanding	Monthly Debt Service as of Mar. 31, 2015

Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/2022		$2,476,483		$36,583
Palm Coast Landing at Town Center	CMBS	Fixed Rate	5.00%	3/1/2022		22,550,000		93,958
Bayonne Crossing	CMBS	Fixed Rate	4.08%	4/1/2022		45,000,000		153,000
Saxon Crossing	CMBS	Fixed Rate	4.65%	7/1/2022		11,400,000		41,230
Merrimack Village Center	CMBS	Fixed Rate	4.36%	7/6/2022		5,445,000		18,465
Shops at Moore	CMBS	Fixed Rate	4.29%	9/1/2022		21,300,000		71,046
Shops at Julington Creek	CMBS	Fixed Rate	4.60%	9/1/2022		4,785,000		17,120
City Center	Bank of America	Other Variable	LIBOR + 245	9/28/2022		90,000,000		183,644
Centre Point Commons	CMBS	Fixed Rate	4.34%	10/1/2022		14,410,000		48,625
Miramar Square	CMBS	Fixed Rate	4.16%	12/1/2022		31,625,000		102,324
2022 Debt Maturities						248,991,483	16.1%

Centennial Gateway/Eastgate[3]	CMBS	Fixed Rate	3.81%	1/1/2023		44,385,000		131,562
Centennial Center	CMBS	Fixed Rate	3.83%	1/6/2023		70,455,000		209,960
Eastern Beltway[3]	CMBS	Fixed Rate	3.83%	1/6/2023		34,100,000		101,620
Corner, The	CMBS	Fixed Rate	4.10%	3/1/2023		14,750,000		47,053
2023 Debt Maturities						163,690,000	10.6%

Rampart Commons	CMBS	Fixed Rate	5.73%	6/10/2030		12,240,355		100,464
2024 and Beyond Debt Maturities						12,240,355	0.8%
NET PREMIUMS ON ACQUIRED DEBT						26,766,641
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$1,569,420,326

____________________
1	At March 31, 2015, one-month LIBOR was 0.18%.
2	Loan has a four year extension option.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
4	Loan has a five year extension option.
5	Assumes Company exercises its option to extend the maturity date by one year.
6	The Company has 86 unencumbered properties of which 78 are wholly owned and included in our unencumbered property pool of our unsecured revolving credit facility.
7	Assumes Company exercises its option to extend the maturity date by six months.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development property tenants open for business or ground lease tenants who commenced paying rent as of
March 31, 2015.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[1]	Number of Anchor Owned Locations	Anchor Owned GLA[2]
Target	16	2,301,943	—	—	16	2,301,943
Lowe's Home Improvement[3]	14	1,489,998	5	128,997	9	1,361,001
Wal-Mart	13	1,410,423	6	203,742	7	1,206,681
Publix	18	868,222	18	868,222	—	—
Kohls	10	634,644	5	184,516	5	450,128
TJX Companies[5]	19	584,757	19	584,757	—	—
Dick's Sporting Goods	9	440,502	9	440,502	—	—
Ross Stores	15	430,520	15	430,520	—	—
Office Depot/Office Max	19	391,982	19	391,982	—	—
Bed Bath & Beyond[4]	14	384,653	14	384,653	—	—
Total	147	8,937,644	110	3,617,891	37	5,319,753

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	The Company has entered into four ground lease with Lowe’s Home Improvement for a total of 645,161 square feet, which is included in Anchor Owned GLA.
4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.
5	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of March 31, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development property tenants open for business or ground lease tenants who commenced paying rent as of
March 31, 2015.

Tenant	Number of Stores	Leased GLA/NRA[2]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	18	868,222	5.7%	$8,438,847	$9.72	3.4%
TJX Companies[4]	19	584,757	3.8%	5,748,475	9.83	2.3%
PetSmart	18	374,127	2.4%	5,490,124	14.67	2.2%
Office Depot / Office Max	19	391,982	2.6%	5,136,431	13.10	2.0%
Lowe's Home Improvement[5]	5	128,997	0.8%	5,039,000	6.47	2.0%
Ross Stores	15	430,520	2.8%	4,632,114	10.76	1.8%
Dick's Sporting Goods	9	440,502	2.9%	4,611,924	10.47	1.8%
Bed Bath & Beyond[3]	14	384,653	2.5%	4,185,780	10.88	1.7%
Michaels	13	278,111	1.8%	3,694,316	13.28	1.5%
Wal-Mart[5]	6	203,742	1.3%	3,655,238	3.60	1.5%
LA Fitness	5	208,209	1.4%	3,447,473	16.56	1.4%
Best Buy	6	213,604	1.4%	3,023,709	14.16	1.2%
Kohls[5]	5	184,516	1.2%	2,927,074	6.81	1.2%
National Amusements	1	80,000	0.5%	2,882,650	36.03	1.2%
Toys R Us / Babies R Us5	5	179,316	1.2%	2,765,780	13.17	1.1%
Walgreens	5	82,032	0.5%	2,573,766	31.38	1.0%
Petco	10	140,957	0.9%	2,352,504	16.69	0.9%
Nordstrom	3	103,904	0.7%	2,043,976	19.67	0.8%
Sports Authority	3	127,698	0.8%	1,856,281	14.54	0.7%
New York Sports Club	2	86,717	0.6%	1,815,540	20.94	0.7%
Burlington Coat Factory	3	247,400	1.6%	1,791,800	7.24	0.7%
Mattress Firm	17	69,258	0.5%	1,764,060	25.47	0.7%
Staples	6	116,362	0.8%	1,747,821	15.02	0.7%
Randalls Food & Drugs	2	133,990	0.9%	1,732,196	12.93	0.7%
Hobby Lobby	4	221,254	1.4%	1,692,019	7.65	0.7%
TOTAL	213	6,280,830	41.0%	$85,048,898	$10.61	33.9%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2015 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.
4	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.
5	Annualized base rent and percent of total portfolio includes ground lease rent.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

RETAIL LEASING SUMMARY[1]

			Retail Only
			Comparable Space
Category[1]	Total Leases	Total Sq. Ft.	Leases[2]	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	Same Space TI PSF [6]
New Leases - Q1, 2015	35	140,104	10	38,583	$16.48	$19.51	18.4%	$37.55
New Leases - Q4, 2014	33	72,113	12	27,335	$18.25	$22.06	20.9%	$32.14
New Leases - Q3, 2014	28	172,799	15	68,834	$13.91	$20.03	43.9%	$11.97

Renewals - Q1, 2015	42	237,366	42	237,366	$13.01	$13.93	7.1%	$0.86
Renewals - Q4, 2014	43	303,993	43	303,993	$12.26	$12.95	5.7%	$0.53
Renewals - Q3, 2014	36	251,717	36	251,717	$13.92	$14.80	6.3%	$0.41

Total - Q1, 2015	77	377,470	52	275,949	$13.49	$14.71	9.0%	$5.99
Total - Q4, 2014	76	376,106	55	331,328	$12.75	$13.70	7.5%	$3.18
Total - Q3, 2014	64	424,516	51	320,551	$13.92	$15.92	14.4%	$2.89

________________
1	Comparable space leases on this report represent retail properties only. Office leases are shown as non-comparable and ground leases are excluded.
2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first twelve months of the lease.
6	Includes costs of landlord work and tenant allowances provided to tenants.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of March 31, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2015.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	165	694,030	4.5%	$10,710,408	4.6%	$15.43	$—
2016	248	1,395,674	9.1%	18,786,685	8.1%	13.46	159,000
2017	281	1,739,979	11.4%	27,593,523	11.9%	15.86	377,556
2018	339	2,129,840	13.9%	34,758,509	14.9%	16.32	1,037,875
2019	248	1,470,972	9.6%	24,253,657	10.4%	16.49	819,266
2020	172	1,943,840	12.7%	23,945,854	10.3%	12.32	1,431,235
2021	98	918,340	6.0%	13,241,884	5.7%	14.42	468,525
2022	93	888,867	5.8%	14,456,529	6.2%	16.26	1,048,282
2023	110	971,869	6.3%	15,377,196	6.6%	15.82	359,523
2024	89	886,936	5.8%	17,526,068	7.5%	19.76	381,004
Beyond	109	2,285,280	14.9%	32,207,559	13.8%	14.09	11,711,368
	1,952	15,325,627	100.0%	$232,857,870	100.0%	$15.19	$17,793,634

____________________
1	Lease expiration table reflects rents in place as of March 31, 2015, and does not include option periods; 2015 expirations include 42 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 31, 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of March 31, 2015

This table includes the following:

•	Operating retail properties; and

•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2015.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	9	270,222	1.8%	$2,184,093	0.9%	$8.08	$—
2016	26	830,219	5.4%	7,025,218	3.0%	8.46	159,000
2017	43	1,082,878	7.1%	12,875,382	5.5%	11.89	—
2018	49	1,360,873	8.9%	15,937,636	6.7%	11.71	644,149
2019	35	924,737	6.0%	11,193,424	4.8%	12.10	—
2020	41	1,593,502	10.4%	16,016,663	6.9%	10.05	1,110,883
2021	26	692,505	4.5%	7,575,379	3.3%	10.94	—
2022	26	617,232	4.0%	8,304,517	3.6%	13.45	744,622
2023	25	654,829	4.3%	7,907,351	3.4%	12.08	260,000
2024	18	656,788	4.3%	11,916,424	5.1%	18.14	260,004
Beyond	47	2,000,313	13.0%	25,627,813	10.9%	12.81	6,730,194
	345	10,684,098	69.7%	$126,563,900	54.3%	$11.85	$9,908,851

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of March 31, 2015 and does not include option periods. This column also excludes ground leases.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for March 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2015

This table includes the following:

•	Operating retail properties; and

•	Development property tenants open for business as of March 31, 2015.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	153	377,830	2.5%	$7,729,038	3.4%	$20.46	$—
2016	222	565,455	3.7%	11,761,467	5.1%	20.80	—
2017	236	573,991	3.7%	13,222,294	5.7%	23.04	377,556
2018	288	751,130	4.9%	18,433,785	7.9%	24.54	393,727
2019	212	540,982	3.5%	12,959,112	5.6%	23.95	819,266
2020	129	337,027	2.2%	7,686,251	3.3%	22.81	320,352
2021	71	219,673	1.4%	5,524,773	2.4%	25.15	468,525
2022	64	220,589	1.4%	5,278,394	2.3%	23.93	303,660
2023	83	284,052	1.9%	6,844,467	2.9%	24.10	99,522
2024	70	202,864	1.3%	5,302,017	2.3%	26.14	121,000
Beyond	59	205,327	1.3%	5,414,805	2.4%	26.37	4,981,175
	1,587	4,278,920	27.9%	$100,156,403	43.0%	$23.41	$7,884,783

____________________
1	Lease expiration table reflects rents in place as of March 31, 2015, and does not include option periods; 2015 expirations include 41 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for March 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

LEASE EXPIRATIONS – OFFICE TENANTS

As of March 31, 2015

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2015	3	45,978	0.3%	$797,277	0.3%	$17.34
2016	0	0	—%	—	—%	—
2017	2	83,110	0.5%	1,495,847	0.6%	18.00
2018	2	17,837	0.1%	387,088	0.2%	21.70
2019	1	5,253	—%	101,120	—%	19.25
2020	2	13,311	0.1%	242,940	0.1%	18.25
2021	1	6,162	—%	141,732	0.1%	23.00
2022	3	51,046	0.3%	873,619	0.4%	17.11
2023	2	32,988	0.2%	625,378	0.3%	18.96
2024	1	27,284	0.2%	307,627	0.1%	11.28
Beyond	3	79,640	0.5%	1,164,939	0.5%	14.63
	20	362,609	2.4%	$6,137,567	2.6%	$16.93

____________________
1	Lease expiration table reflects rents in place as of March 31, 2015, and does not include option periods; 2015 expirations include one month-to-month tenant. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of March 31, 2015, and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for March 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Company Owned GLA – Operating Retail[1]	15,463,431	16,156,995	16,935,582	8,489,877	8,483,449
Total GLA – Operating Retail[1]	22,565,432	23,859,680	25,213,668	11,296,321	11,295,013
Projected Owned GLA of Development and Redevelopment Projects Under Construction	701,045	784,019	665,246	831,698	914,636
Projected Total GLA of Development and Redevelopment Projects Under Construction[2]	805,382	1,027,414	888,641	1,055,093	1,138,031
Number of Operating Retail Properties	112	118	124	64	64
Number of Retail Development Properties Under Construction	3	4	3	3	2
Number of Retail Redevelopment Properties	3	3	3	4	4
Percentage Leased – Operating Retail[3]	94.9%	94.8%	94.9%	95.2%	95.3%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties[3] (excludes redevelopment)	$240,824,421	$249,518,912	$258,706,533	$112,602,606	$112,631,533

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

SUMMARY OFFICE PORTFOLIO STATISTICS

Retail Portfolio	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Company Owned Net Rentable Area (NRA)[1]	396,995	406,063	386,852	386,852	386,852
Number of Operating Office Properties[4]	2	2	2	2	2
Percentage Leased – Operating Office Properties	91.3%	93.3%	95.2%	95.2%	95.2%
Annualized Base Rent – Office Properties[2,3]	$6,137,567	$6,148,681	$5,993,727	$5,993,727	$5,993,732

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes 850 parking spaces. It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.
3	Annualized Base Rent includes $723,216 from KRG and Subsidiaries as of March 31, 2015.
4	Includes the separate office space at Eddy Street Commons and Tradition Village.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[7]	Cost Incurred as of Mar. 31, 2015[6]	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	Q3 2015	122,143	154,143	0.0%	77.6%	$47,500	$19,521	Target (non-owned), Carmike Cinemas, Bed Bath & Beyond, DSW
Parkside Town Commons, NC - Phase II	100%	Raleigh	Q3 2014	297,436	347,801	31.9%	77.1%	73,000	69,947	Frank Theatres, Golf Galaxy, Field & Stream
Tamiami Crossing, FL	100%	Naples	Q2 2016	118,773	138,773	0.0%	85.5%	44,000	21,229	Marshall's, Stein Mart, Ulta, and 2 national junior anchors
Total				538,352	640,717	17.6%	79.1%	$164,500	$110,697
Cost incurred as of March 31, 2015 included in Construction in Progress on the balance sheet									$82,738

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Substantially complete (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 113,893 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company's and partners' share of costs.
7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

Under Construction Development and Redevelopment Cash NOI Summary

Projected Annual Stabilized Total Cash NOI	$11,700
Annualized Cash NOI Included in Income Statement for Three Months Ended March 31, 2015	(491)
Remaining Annualized Cash NOI	$11,209

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date[1]	Projected Total GLA[3]	Projected Owned GLA[2]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[7]	Cost Incurred as of Mar. 31, 2015[6]	Major Tenants and Non-owned Anchors
Gainesville Plaza, FL	100%	Gainesville	Q2 2015	164,665	162,693	66.3%	81.6%	$11,800	$8,484	Burlington Coat Factory, Ross Dress for Less
Total				164,665	162,693	66.3%	81.6%	$11,800	$8,484
Cost incurred as of March 31, 2015 included in Construction in Progress on balance sheet									$—

Pending Commencement of Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date[1]	Projected Total GLA[3]	Projected Owned GLA[2]	Total Estimated Project Cost[7]	Cost Incurred as of Mar. 31, 2015[6]	Major Tenants and Non-owned Anchors
Hamilton Crossing Centre, IN	100%	Indianapolis	TBD	77,296	69,596	TBD	$203	TBD
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	TBD	646	Grocer & Office Max
Total				212,163	204,463	TBD	$849
Cost incurred as of March 31, 2015 included in Construction in Progress on balance sheet							$849

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$82,738
Cost incurred for redevelopment projects under construction	—
Cost incurred for redevelopment projects pending construction	849
Deerwood apartments	16,998
Holly Springs Towne Center – Phase III	4,376
Miscellaneous tenant improvements and small projects	16,703
Construction In Progress on Consolidated Balance Sheet	$121,664

See prior page for footnotes.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

2015 PROPERTY DISPOSITIONS

Property Name	Property Type	MSA	Date Sold	Sales Price
Tranche II of asset sale
Prattville Town Center	Power center	Prattville, AL	3/16/2015
Eastside Junction	Grocery-anchored center	Athens, AL	3/16/2015
Fairgrounds Crossing	Power center	Hot Springs, AK	3/16/2015
Regal Court	Power center	Shreveport, LA	3/16/2015
Hawk Ridge	Power center	Lake St. Louis, MO	3/16/2015
Walgreens Plaza	Walgreens-anchored center	Jacksonville, NC	3/16/2015
Whispering Ridge	Power center	Omaha, NE	3/16/2015
Total				$167,354,000

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of March 31, 2015

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Alabama	2	513,430	3.2%	76	$4,557,951	2.0%	$9.38
Arizona	1	79,902	0.5%	10	2,241,241	1.0%	28.05
Connecticut	1	208,929	1.3%	24	3,281,905	1.4%	16.20
Florida	36	4,342,356	27.4%	621	59,896,770	26.1%	14.89
Georgia	4	736,674	4.6%	88	8,389,412	3.7%	11.75
Illinois	3	310,865	2.0%	23	4,187,485	1.8%	13.92
Indiana	21	2,311,166	14.6%	254	29,931,168	13.1%	13.44
Indiana - Office	2	369,556	2.3%	17	6,063,506	2.6%	17.09
Nevada	7	928,982	5.9%	181	20,148,821	8.8%	23.73
New Hampshire	1	78,892	0.5%	14	927,872	0.4%	12.04
New Jersey	1	106,383	0.7%	26	2,880,205	1.3%	28.25
New York	1	365,905	2.3%	12	9,221,073	4.0%	26.01
North Carolina	7	740,251	4.7%	113	12,964,820	5.7%	18.37
Ohio	1	236,230	1.5%	7	2,062,668	0.9%	8.73
Oklahoma	4	657,148	4.1%	79	8,483,077	3.7%	13.60
Oregon	2	31,171	0.2%	12	435,429	0.2%	22.82
South Carolina	3	516,732	3.3%	41	5,377,226	2.3%	10.69
Tennessee	2	399,376	2.5%	34	5,475,619	2.4%	14.80
Texas	10	1,952,487	12.3%	202	26,424,417	11.5%	13.88
Utah	2	384,692	2.4%	74	6,290,490	2.7%	16.83
Virginia	1	399,047	2.5%	59	6,857,591	3.0%	18.86
Washington	1	107,998	0.7%	24	2,093,731	0.9%	21.38
Wisconsin	1	82,254	0.5%	15	1,067,253	0.5%	14.73
	114	15,860,426	100.0%	2,006	$229,259,729	100.0%	$15.24

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of March 31, 2015.
2	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
3	Annualized Base Rent excludes $17,702,259 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of March 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	88.5%	100.0%	64.3%	$12.48	Publix
Trussville Promenade	Birmingham	1999	447,265	354,010	93,255	95.6%	100.0%	78.7%	8.95	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Worcester MA-CT	2010	208,929	148,250	60,679	97.0%	100.0%	89.5%	16.20	Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, TJ Maxx, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	138,268	121,376	16,892	96.6%	100.0%	72.5%	9.65	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons[3]	Tampa	2008	97,193	71,540	25,653	92.9%	100.0%	73.0%	15.85	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	155,705	114,195	41,510	87.5%	100.0%	53.0%	9.12	LA Fitness, Academy Sports
Burnt Store Promenade	Punta Gorda	1989	94,223	42,112	52,111	74.9%	100.0%	54.6%	9.06	Publix	Home Depot
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100%	16.93	Best Buy, Dick's Sporting Goods, Office Depot	Lowe’s Home Improvement
Cobblestone Plaza	Ft. Lauderdale	2011	133,213	68,169	65,044	99.2%	100.0%	98.3%	26.06	Whole Foods, Party City, All Pets Emporium
Colonial Square	Fort Myers	2010	182,354	146,283	36,071	92.2%	100.0%	60.6%	15.08	Around the Clock Fitness, Dollar Tree, Hobby Lobby, PetSmart, Sports Authority, Kohl's	Kohl’s
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	96.7%	100.0%	78.8%	9.24	Publix, Bealls, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,092	118,136	141,956	90.4%	100.0%	82.4%	24.13	Frank Theatres, Publix, Jos. A. Bank, Carl’s Patio, Chico’s, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	—	25,631	46.8%	—%	46.8%	18.80	Lowe's Home Improvement
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	96.7%	100.0%	93.9%	13.36	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	10.89	Bealls, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,495	203,457	30,038	99.5%	100.0%	96.0%	11.15	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	87,073	55,610	31,463	90.4%	100.0%	73.6%	17.78	Publix, Royal Fitness
Lake City Commons	Lake City	2008	66,510	45,600	20,910	90.7%	100.0%	70.4%	13.63	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.94	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	36.71	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	199,553	77,840	121,713	85.1%	100.0%	75.5%	11.52	Stein Mart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	92.8%	100.0%	82.3%	14.29	Stein Mart, The Fresh Market
Miramar Square	Ft. Lauderdale	2008	224,794	137,505	87,289	85.1%	85.5%	84.5%	15.47	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2002	175,925	118,269	57,656	93.6%	100.0%	80.5%	11.67	TJ Maxx, Bealls, Crunch Fitness	Winn Dixie
Palm Coast Landing	Palm Coast	2010	168,297	100,822	67,475	94.3%	100.0%	85.9%	18.20	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	98.0%	100.0%	94.5%	16.38	Publix, Party City	Bealls, Target

See footnotes on page 35

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	95.2%	100.0%	86.4%	$14.24	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	94.9%	100.0%	83.5%	12.62	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	98.5%	100.0%	95.9%	15.31	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	100.0%	100.0%	100.0%	14.78	Hobby Lobby, LA Fitness	Lowe's Home Improvement
Shops at Eagle Creek	Naples	1983/2013	70,755	50,187	20,568	89.7%	100.0%	64.5%	14.85	Staples, The Fresh Market	Lowe's Home Improvement
Shops of Eastwood	Orlando	1997	69,037	51,512	17,525	100.0%	100.0%	100.0%	12.90	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	96.4%	100.0%	92.5%	18.34	The Fresh Market
Tarpon Bay Plaza	Naples	2007	82,547	60,151	22,396	90.8%	100.0%	66.1%	21.61	World Market, Staples	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.75	Sweetbay, United Parcel Service
The Landings at Tradition	Port St Lucie	2007	359,758	272,944	86,814	90.6%	100.0%	61.2%	15.33	Babies “R” Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, PetSmart, Pier 1, Sports Authority, TJ Maxx, Ulta Salon	Target
Tradition Village Square	Port St Lucie	2006	84,982	45,600	39,382	94.2%	100.0%	87.4%	16.17	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	93.8%	100.0%	80.0%	15.74	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	12.80	Winn-Dixie
Georgia
Beechwood Promenade	Athens	1961/2009	342,255	247,011	95,244	94.2%	100.0%	79.0%	11.43	TJ Maxx, Georgia Theatre, CVS, BodyPlex, Stein Mart, Tuesday Morning, The Fresh Market, Jos A. Bank, Ann Taylor, Talbots, USPS, Buffalos
Mullins Crossing	Evans	2005	251,712	205,716	45,996	100.0%	100.0%	100.0%	11.95	Babies “R” Us, Kohl’s, La-Z Boy, Marshalls, Office Max, Ross Dress for Less, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	96.6%	100.0%	92.4%	12.00	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.22	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	90.0%	100.0%	69.9%	13.50	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	100.0%	100.0%	100.0%	13.46	TJ Maxx, PetSmart	Caputo's
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy “R” Us	Target
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	—	The Fresh Market (ground lease)
Beacon Hill[3]	Crown Point	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	14.89	Anytime Fitness	Strack & Van Til, Walgreens
Bell Oaks Center	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.76	Archie & Clyde's Restaurant, Schnuck’s Markets
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.31	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	68.2%	—%	68.2%	17.68		Walgreens
Castleton Crossing	Indianapolis	1975/2012	277,812	247,710	30,102	100.0%	100.0%	100.0%	10.75	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	53,600	71,046	92.9%	100.0%	87.6%	16.90	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	98.8%	100.0%	98.4%	23.62	Hammes Bookstore, Urban Outfitters
Fishers Station[3]	Indianapolis	1989/2009	116,943	72,212	44,731	96.6%	100.0%	91.2%	11.75	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	Indianapolis	2006	64,102	29,700	34,402	95.9%	100.0%	92.3%	16.25	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	98.8%	100.0%	92.7%	7.01	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens

See footnotes on page 35

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	—%	—%	—%	$—		Lowe's Home Improvement
Lima Marketplace	Fort Wayne	2008	93,135	71,521	21,614	98.5%	100.0%	93.5%	13.97	Aldi, Dollar Tree, Office Depot, PetSmart	Wal-mart
Rangeline Crossing	Indianapolis	1986/2013	99,282	47,962	51,320	91.8%	100.0%	84.2%	21.59	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	19.71	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement
The Corner	Indianapolis	1984/2013	42,494	12,200	30,294	65.1%	—%	91.3%	18.73
Traders Point	Indianapolis	2005	279,684	238,721	40,963	97.5%	100.0%	82.7%	14.76	Dick's Sporting Goods, AMC Theatres, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	46,099	—	46,099	92.2%	—%	92.2%	25.32
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	88.3%	—%	88.3%	34.38
Centennial Center[3]	Las Vegas	2002	334,705	158335	176370	92.0%	100.0%	84.8%	22.54	Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Ross Dress for Less, Home Depot, Sam's Club, Wal-Mart
Centennial Gateway[3]	Las Vegas	2005	192,999	139,861	53,138	91.0%	92.1%	88.2%	23.56	24 Hour Fitness, Fresh & Easy Neighborhood Market, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	97.4%	100.0%	94.6%	23.26	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	88.5%	100.0%	74.4%	21.74	99 Cent Only Store, Office Depot, Party City	Wal-mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	44.4%	—%	44.4%	30.84		Sam’s Club, Lowe’s Home Improvement
Rampart Commons	Las Vegas	2002	81,292	29,265	52,027	100.0%	100.0%	100.0%	26.86	Ann Taylor, Chico’s, Francesca’s Collection, Banana Republic, Pottery Barn, Williams Sonoma, P.F. Chang's
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	97.7%	100.0%	92.8%	12.04	Supervalu
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	95.8%	100.0%	91.8%	28.25	Michaels, New York Sports Club, Lowe's Home Improvement, Wal-mart
New York
City Center at White Plains	White Plains	2004	365,905	329,360	36,545	96.9%	100.0%	68.8%	26.01	Barnes & Noble, National Amusement, New York Sports Club, Nordstrom Rack, Shop Rite, Toys “R” Us/Babies “R” Us
North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,631	109,233	98,398	93.8%	100.0%	86.9%	16.76	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon	Target
Memorial Commons	Goldsboro	2008	111,271	73,876	37,395	97.0%	100.0%	91.1%	12.35	Harris Teeter, Office Depot

See footnotes on page 35

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	95.7%	100.0%	89.9%	$21.51	David's Bridal, Dollar Tree, Old Navy, REI, Shoe Carnival	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.06	Whole Foods
Perimeter Woods	Charlotte	2008	126,143	105,262	20,881	99.2%	100.0%	95.2%	20.60	Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,463	22,500	32,963	79.5%	55.6%	95.8%	24.96	Harris Teeter, Petco	Target
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	19.95	Earth Fare
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW, Bed Bath & Beyond
Oklahoma
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.5%	100.0%	98.3%	12.11	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	75.7%	100.0%	57.8%	15.13	Kohl’s, Office Depot	Walmart, Sam’s Club, Home Depot
University Town Center	Norman	2009	158,518	77,097	81,421	92.7%	100.0%	85.8%	17.45	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	95.4%	100.0%	84.5%	12.29	Academy Sports, DSW, Home Goods, Michaels, Kohl’s
Oregon
Cornelius Gateway[3]	Portland	2006	21,326	—	21,326	64.5%	—%	64.5%	21.06	Fedex/Kinkos	Fred Meyer
Shops at Otty	Portland	2004	9,845	—	9,845	54.0%	—%	54.0%	27.38		Wal-Mart
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	100.0%	100.0%	100.0%	9.29	Academy Sports, Achieve Fitness, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Ross Dress for Less, TJ Maxx
Shoppes at Plaza Green	Greenville	2000	196,307	172,136	24,171	94.0%	94.1%	93.8%	12.67	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	97.4%	100.0%	91.0%	10.47	Publix
Tennessee
Cool Springs Market	Nashville	1995	223,912	165,712	58,200	86.8%	87.9%	83.7%	14.96	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls	Kroger
Hamilton Crossing - Phases II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.63	Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—%	5.00	Burlington Coat Factory
Kingwood Commons	Houston	1999	164,366	74,836	89,530	98.8%	100.0%	97.8%	18.80	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Ft. Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	11.88	Jo-Ann Fabric, Ross Dress for Less, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	99.2%	100.0%	95.7%	12.53	Hobby Lobby, Office Max, Ross Dress for Less, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW
Plaza Volente	Austin	2004	156,333	105,000	51,333	95.4%	100.0%	86.0%	16.54	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	372,637	211,858	160,779	92.4%	100.0%	82.5%	17.45	DSW, Michaels, Sports Authority, Lifeway Christian Store, Stein Mart, PetSmart, Old Navy	Sam’s Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.37	PetSmart, Ross Dress for Less, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market

See footnotes on page 35

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	$14.44	Best Buy, PetSmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	97.4%	100.0%	89.4%	15.83	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	98.9%	100.0%	95.8%	12.77	Conn's, Dollar Tree, Office Depot, Party City, PetSmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	97.9%	100.0%	92.8%	14.59	Dollar Tree, Downeast Home, Smiths, TJ Maxx
Draper Peaks	Draper	2012	220,594	101,464	119,130	96.6%	100.0%	93.7%	18.52	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less
Virginia
Landstown Commons	Virginia Beach	2007	399,047	217,466	181,581	91.1%	95.3%	86.1%	18.86	AC Moore, Bed Bath & Beyond, Best Buy, Books-A-Million, Office Max, PetSmart, Ross Dress for Less, Shoe Carnival, Walgreens	Kohl’s
Washington
Four Corner Square	Seattle	1985/2013	107,998	68,046	39,952	90.7%	100.0%	74.8%	21.38	Walgreens, Grocery Outlet, Johnsons Do-It Center
Wisconsin
Village at Bay Park	Green Bay	2005	82,254	23,878	58,376	88.1%	100.0%	83.2%	14.73	DSW, JC Penney

Total			15,463,431	10,569,058	4,894,373	94.9%	99.1%	85.9%	$15.20

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2015, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

OPERATING OFFICE PROPERTIES

As of March 31, 2015

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	94.8%	$4,875,268	79.4%	$17.85	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	$1,188,238	19.4%	$14.56	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	27,439	28.8%	74,061	1.2%	9.36
Total				396,995	91.3%	$6,137,567	100.0%	$16.93

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2015 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of March 31, 2015.
3	The garage is managed by a third party.
4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15

EARNINGS GUIDANCE

As of March 31, 2015

	2015 Original Guidance	2015 Updated Guidance
FFO per diluted common share, as adjusted[1,2,3]	$1.90 - $2.00	$1.93 - $2.00
Acquisitions	$80 million	$125 million
Same Property NOI	2.5% - 3.5%	3.00% - 3.50%
Percent leased at year-end	95% - 96%	95% - 96%

____________________
1	Excludes acquisition costs and costs related to early prepayment of debt or preferred.
2	Includes the impact from the previously announced asset sale of $318 million, including the second tranche which closed on March 16, 2015.
3	Opportunistically access the unsecured bond market and utilize the proceeds to repay near-term maturities and certain borrowings under the Company’s line of credit.

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/15